UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 13, 2011
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events.

In its Quarterly Report on Form 10-Q for the second quarter of fiscal 2011 (“Recent Quarterly Report”), Micron Technology, Inc. (the “Company”) changed the presentation of its financial information to reflect its new organization structure that includes the following four reportable business segments:

•	DRAM Solutions Group (“DSG”)
•	NAND Solutions Group (“NSG”)
•	Wireless Solutions Group (“WSG”)
•	Embedded Solutions Group (“ESG”):

The Company is filing this current report on Form 8-K (“Current Report”) to provide segment reporting financial information for the above segments with respect to the historical financial information included in its Annual Report on Form 10-K for the year ended September 2, 2010 (the “Annual Report”) in order to make such historical financial information consistent with the segment presentation set forth in the Company’s Recent Quarterly Report and consistent with how the Company expects to present its financial information in its future filings.

For ease of reference, the Company is providing this additional segment reporting information by including such information in the following sections from its Annual Report: Item 1 (Business), Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Item 8 (Financial Statements and Supplementary Data). The additional information provided in this Current Report only reflects the Company’s new segment reporting structure.

The Company has not revised its disclosures to reflect events since the date of the Annual Report. Investors are encouraged to check the documents the Company files from time to time with the Securities and Exchange Commission for information related to the Company’s business and results of operations subsequent to the date of the Annual Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Revised Item 1. Business
99.2	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Revised Item 8. Financial Statements and Supplementary Data as of September 2, 2010 and September 3, 2009 and for the fiscal years ended September 2, 2010, September 3, 2009 and August 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	April 13, 2011	By:	/s/ Ronald C. Foster
		Name:	Ronald C. Foster
		Title:	Chief Financial Officer and Vice President of Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED APRIL 13, 2011

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Revised Item 1. Business
99.2	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Revised Item 8. Financial Statements and Supplementary Data as of September 2, 2010 and September 3, 2009 and for the fiscal years ended September 2, 2010, September 3, 2009 and August 28, 2008